SUBSEQUENT EVENTS	12 Months Ended
Dec. 31, 2023
SUBSEQUENT EVENTS
SUBSEQUENT EVENTS

18) SUBSEQUENT EVENTS

On February 21, 2024, Enerplus entered into an arrangement agreement with Chord Energy Corporation ("Chord"), pursuant to which, upon completion of the transaction (the "Arrangement"), Enerplus shareholders will receive 0.10125 shares of Chord common stock and $1.84 in cash for each share of Enerplus, representing 90% stock and 10% cash consideration.

The Arrangement will be completed as a plan of arrangement under the Business Corporations Act (Alberta) and is subject to the approval of at least two-thirds of the votes cast by holders of Enerplus shares at a meeting to be called to consider the Arrangement. The issuance of shares of Chord stock is subject to the approval of the majority of votes cast by holders of shares of Chord in connection with the transaction, pursuant to the rules of the Nasdaq Global Select Market ("NASDAQ").

The Arrangement has been unanimously approved by the Board and the board of directors of Chord. The Arrangement is subject to customary closing conditions in the United States and Canada, as well as the approvals by Chord and Enerplus’ shareholders referenced above, the approval of the Court of King's Bench of Alberta, the listing of shares of Chord's stock on NASDAQ and regulatory clearances or approvals. Subject to the foregoing approvals, the Arrangement is expected to close by mid-year 2024.

Subsequent to December 31, 2023, the Board of Directors approved an 8% increase to the quarterly dividend to $0.065 per share, to be effective for the March 2024 payment.